U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   Form 8-K
                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                October 18, 2000



                             ALADDIN OIL CORPORATION
              ----------------------------------------------------
             (Exact name of Registrant as specified in its charter)

           California                    N/A                   86-0868911
-------------------------------     ---------------       ---------------------
(State or Other Jurisdiction of    (Commission File         (I.R.S. Employer
 Incorporation or Organization)        Number)            Identification Number)

                                841 Apollo Street
                                    Suite 485
                          El Segundo, California 90245
                     --------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                  Registrants' Telephone Number: (310) 535-9615


                                       N/A
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events

Aladdin Oil announces a change in it's auditor relationship. Their new auditor is Michael Hurley or Hurley and Company. Burton Armstrong, associated with Brown, Armstrong, Randall, Reyes, Paulden & McCown had been their auditor from January 1996 until July 23, 2000. There were no disputes regarding accounting treatment or problems resulting in this change of auditor. Mr. Armstrong paper filed his resignation directly to the Securities and Exchange Commission.




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ALADDIN OIL CORPORATION


                                  By: /s/ Meghan Robins
                                      ------------------------------------------
                                      Meghan Robins, CEO
                                      Aladdin Oil Corporation

Dated:  October 18, 2000